UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2010

GENERAL MOTORS COMPANY

(Exact Name of Company as Specified in its Charter)

333-160471	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Signature

Index to Exhibits

Sales Release and Charts Dated January 5, 2010

ITEM 8.01	Other Events

On January 5, 2010, General Motors Company (GM) issued a news release announcing December sales. The release and charts are attached as Exhibit 99.1.

This Form 8-K corrects certain information contained in the original January 5, 2010 news release. The following corrections were made:

•	On page one, Susan Docherty’s title was changed from GM vice president, U.S. Sales to GM vice president, Sales, Service and Marketing.

•	On page one under the heading “Other December Key Facts,” the period during which Camaro has been the segment leader was changed from fifth straight month to seventh straight month.

EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 99.1	Sales Release and Charts Dated January 5, 2010	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Company)

Date: January 7, 2010	By:	/S/ NICK S. CYPRUS

Nick S. Cyprus Vice President, Controller and Chief Accounting Officer